Exhibit 10.1
                                                                    ------------

                        AMENDMENT TO WARRANT CERTIFICATE

         This Amendment ("Amendment") to Warrant Certificate ("Warrant") issued by MicroFinancial Incorporated (the "Company") to Stonebridge Associates, LLC ("Stonebridge") is made and entered into as of November 30, 2004 by and between the Company and Stonebridge. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Warrant.

                                    RECITALS

         WHEREAS, the Company issued the Warrant to Stonebridge on September 29, 2004; and;


         WHEREAS, the Company and Stonebridge desire to amend the Warrant to provide for net issue election.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Stonebridge hereby agree as follows:

1. Amendment to Section 1.2. Section 1.2 of the Warrant, is hereby amended in its entirety to provide as follows:


         "1.2 Payment; Net Issue Election. Payment in an amount equal to the product of (a) the number of shares of Common Stock designated in the Subscription, times (b) the Exercise Price shall be due to the Company, in cash or by certified or official bank check payable to the Company within five (5) Business Days after the date of exercise. Alternatively, the Holder hereof may elect to receive, without the payment by such Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue subscription form duly executed by such Holder, at the office of the Company. Thereupon, the Company shall issue to such Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                  X=   Y(A-B)
                       ------
                         A

         Where X = the number of shares to be issued to such Holder pursuant to a net issue exercise.

         Where Y = the number of shares covered by this Warrant in respect of which the net issue election is made.

         Where A = the Fair Market Value (as defined below) of one share of Common Stock at the time the net issue election is made.

         Where B = the Exercise Price in effect under this Warrant at the time the net issue election is made.


         Where "Fair Market Value" means, with respect to one share of Common Stock, the average of the daily closing prices for a share of Common Stock on the five (5) consecutive trading days commencing immediately before the date of determination of such fair market value. The closing price for each day shall be: (i) if the Common Stock shall be listed or admitted to trading on any national securities exchange, the average of the last reported sales prices on the specified days (or if there is no reported sale on any such trading date, the average of the closing bid and asked prices on such trading date); (ii) if the Common Stock is not traded or admitted to trading on any national securities exchange, the closing price, if reported, or if the closing price is not reported, the average of the closing bid and asked prices, as reported by the New York Stock Exchange or similar source or, if no such source exists, as furnished by two members of the National Association of Securities Dealers, Inc., selected by the Company for that purpose, on the specified dates; (iii) if the Common Stock is not traded or admitted to trading on any national securities exchange or New York Stock Exchange, the fair market value of such shares on such dates as determined in good faith by the Company's Board of Directors; (iv) if the date upon which a determination of the price is made is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's Articles of Organization, then all amounts to be payable per share to holders of the Common Stock pursuant to the Company's Articles of Organization in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the Articles of Organization, assuming for the purposes of this clause (iv) that all of the shares of Common Stock then issuable upon exercise of all of the issued warrants are outstanding on such date. In the event that clause (iii) in the immediately preceding sentence is applicable, the Board of Directors of the Company shall promptly respond in writing to an inquiry by the Holder hereof as to the fair market value of one share of Common Stock."

2. Net Issue Election Subscription Form. The net issue subscription form is attached hereto as Exhibit A.

3. No Other Amendments. Except for the amendments expressly set forth in this Amendment, the Warrant shall remain unchanged and in full force and effect.

4. Force and Effect. This Amendment has been executed as of the date first set forth above, and shall be treated as an amendment to the Warrant as of such date. This Amendment shall be subject to all applicable provisions of the Warrant, including but not limited to, notice provisions and miscellaneous provisions.


                          [NEXT PAGE IS SIGNATURE PAGE]

                               MICROFINANCIAL INCORPORATED


                                By: /s/ Richard F. Latour
                                    --------------------------------------------
                                    Richard F. Latour, President


                               STONEBRIDGE ASSOCIATES, LLC


                                By: /s/ Henry W. Barnard
                                    --------------------------------------------
                                    Henry W. Barnard, Managing Director







              [Signature Page to Amendment to Warrant Certificate]

                                                                       Exhibit A
                                                                       ---------

                      NET ISSUE ELECTION SUBSCRIPTION FORM

MICROFINANCIAL INCORPORATED
10-M Commerce Way
Woburn, Massachusetts 01801

Ladies and Gentlemen:

         The undersigned hereby irrevocably elects to exchange all or a portion of its Warrant for __________ shares of Common Stock pursuant to the net issue election provisions of the Warrant.

         You are instructed as follows:

         1. To issue certificate(s) for such Common Stock to:

         Name:
                      ----------------------------------------------------------
         Address:
                      ----------------------------------------------------------
         SSN/ Taxpayer I.D:
                           -----------------------------------------------------

         (Please  PRINT  name,  address  and  social  security   number/taxpayer
identification number in the spaces provided above).

         2. To deliver said certificate(s) to:

         Name:
                      ----------------------------------------------------------
         Address:
                      ----------------------------------------------------------


                                             Very truly yours,

                                             --------------------------------
                                             Name:
                                             Title:
                                             Address:

         Note: the above signature should correspond exactly with the name on the first page of the Warrant or with the name of the Assignee appearing on the assignment form attached to such Warrant.

         And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the above for the balance remaining of the shares purchasable rounded up to the next higher number of shares.